UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 18, 2019
BioCryst Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Charter)
Delaware	000-23186	62-1413174
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4505 Emperor Blvd., Suite 200
Durham, North Carolina 27703
(Address of Principal Executive Offices)
(919) 859-1302
(Registrant’s telephone number, including area code)
________________________________________
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BCRX	Nasdaq global select market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.  Other Events.
On November 13, 2019, BioCryst Pharmaceuticals, Inc., (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, as representative of the underwriters named in Schedule 1 thereto (the “Underwriters”), with respect to the issuance and sale in an underwritten public offering (the “Offering”) by the Company of 37,931,035 shares of the Company’s common stock at a price to the public of $1.45 per share. Pursuant to the Underwriting Agreement, the Company also granted the underwriters a 30-day option (the “Underwriters’ Option”) to purchase up to an additional 5,689,655 shares of the Company’s common stock. On November 14, 2019, the Underwriters exercised the Underwriters’ Option in full. Total gross proceeds from the Offering to the Company, including from the exercise of the Underwriters’ Option, are expected to be $63.3 million, before deducting underwriting discounts and commissions and other estimated offering expenses payable by the Company.
The shares issuable in the Offering, including pursuant to the Underwriters’ Option, have been registered under the Securities Act of 1933 (the “Securities Act”) pursuant to a registration statement on Form S-3 (Registration No. 333-221421) of the Company (as amended, the “Registration Statement”), and a prospectus supplement dated November 13, 2019, filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act on November 14, 2019. The closing of the Offering, including the shares issuable pursuant to the exercise of the Underwriters’ Option, is expected to occur on November 18, 2019. The legal opinion of Gibson, Dunn & Crutcher LLP relating to the Registration Statement is filed herewith as Exhibit 5.1.
Item 9.01.  Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated November 13, 2019, by and between BioCryst Pharmaceuticals, Inc. and J.P. Morgan Securities LLC, as representative of the underwriters named in Schedule 1 thereto.

5.1	Opinion of Gibson, Dunn & Crutcher LLP.

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in its opinion filed as Exhibit 5.1).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 18, 2019	BioCryst Pharmaceuticals, Inc.

By: /s/ Alane Barnes
Alane Barnes
Senior Vice President and Chief Legal Officer